M Fund, Inc. (the “Corporation”)

Supplement dated November 2, 2023 to the

Statement of Additional Information of the Corporation

dated May 1, 2023

In the section entitled “Management of the Funds,” the Officers of the Corporation table on page 25 is deleted in its entirety and replaced with the following:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert Olson 1125 NW Couch St., Suite 900 Portland, OR 97209 49	President	One Year Since October 2023

Head of Advisory Services, M Financial Group, September 2023 to present; President, M Financial Investment Advisers, October 2023 to present; Director of Investment Product Management, Morningstar Investment Management, 2019 to September 2023; Vice President, Nuveen Investment, 2014 to 2019.

David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 57	Secretary and Treasurer	One Year 15 Years

Accounting Director, M Financial Group, 1999 to present; Secretary and Treasurer, M Financial Investment Advisers, Inc., 2007 to present; Secretary and Treasurer, M Financial Asset Management, Inc., 2016 to present.

In the section entitled “Management of the Funds,” the second paragraph following the Chief Compliance Officer of the Corporation table on page 25 is deleted in its entirety and replaced with the following:

The Board is led by the Chair of the Board who is elected annually and is not an “interested person” of the Corporation for purposes of the 1940 Act. The position of Chair is separate from the position of President. Mr. Pierson, an independent Director, currently serves as the Chair of the Board and Mr. Olson, President of the Adviser, currently serves as President of the Corporation. The Corporation believes this leadership structure is appropriate because having an Independent Director serve as Chair provides the Board with a measure of independence, while having an executive officer of the Adviser serve as President brings extensive knowledge of the Corporation’s day-to-day operations to the executive function.

In the section entitled “Investment Advisory and Other Services,” the first paragraph under “Investment Adviser” on page 30 is deleted in its entirety and replaced with the following:

M Financial Investment Advisers, Inc. is the investment adviser of the Corporation and its Funds. Robert Olson serves as President of the Adviser and President of the Corporation; David Lees serves as Secretary and Treasurer of the Adviser and Secretary and Treasurer of the Corporation; and Kenneth A. Kalina serves as Chief Compliance Officer and Anti-Money Laundering Officer of the Adviser and of the Corporation.

Please retain this Supplement for future reference.